UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

D.R. Horton, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 29, 2007, CH Funding LLC, a subsidiary of D.R. Horton, Inc., entered into a Second Omnibus Amendment (the “Second Amendment”) to that certain Second Amended and Restated Loan Agreement, dated June 30, 2006 (the “CP Facility”). The parties to the Second Amendment are CH Funding, LLC, a borrower, Atlantic Asset Securitization LLC, an issuer, La Fayette Asset Securitization LLC, an issuer, Falcon Asset Securitization Company LLC, an issuer, Barton Capital LLC, an issuer, Liberty Street Funding Corp., an issuer, Charta, LLC, an issuer, YC Susi Trust, an issuer, Calyon New York Branch, the administrative agent, a bank and a managing agent, JPMorgan Chase Bank, N.A., a bank and a managing agent, Bank of America, N.A., a bank and a managing agent, Citibank, N.A., a bank, Citicorp North America, Inc., a managing agent, The Bank of Nova Scotia, a bank and a managing agent, Societe Generale, a bank and a managing agent, Lloyds TSB Bank PLC, a bank, and DHI Mortgage Company, Ltd., a subsidiary of D.R. Horton, Inc., the servicer and the seller, and U.S. Bank National Association, the collateral agent.

The Second Amendment was entered into for the purposes of amending the CP Facility and certain other related documents (collectively with the CP Facility, the “Operative Documents”) to decrease the maximum capacity under the CP Facility from $800 million to $600 million and to extend the annual extension date to June 27, 2008. The CP Facility expiration date remains June 27, 2009, subject to the annual renewal of its 364-day backup liquidity feature. Except as specifically amended, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

The CP Facility is secured by certain mortgage loans held for sale and is not guaranteed by D.R. Horton, Inc. or any of the guarantors of its homebuilding debt. The mortgage loans assigned to secure the CP Facility are used as collateral for asset backed commercial paper issued by multi-seller conduits in the commercial paper market. The Second Amendment is filed herewith as an Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

10.1	Second Omnibus Amendment to the Second Amended and Restated Loan Agreement between CH Funding LLC and certain other parties dated June 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2007

D. R. Horton, Inc.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Omnibus Amendment to the Second Amended and Restated Loan Agreement between CH Funding LLC and certain other parties dated June 29, 2007.